New Financial Reporting Segments (Illustrative Only) August 4, 2016

New Financial Reporting Segments

Starting Q3-16

	FRONTIER EXPLORATION	EXPLORATION	APPRAISAL & DEVELOPMENT	PRODUCTION

E&P Operations Optimization

OPTIMIZATION SOFTWARE AND SERVICES

ION software and services for design, execution and optimization of complex operations across a wide range of maritime activities

SEISMIC DATA ACQUISITION DEVICES

Streamer positioning and control systems for offshore seismic data acquisition

E&P Technology & Services

MULTI-CLIENT PROGRAMS / DATA LIBRARY

2D and 3D multi-client and proprietary programs. Global BasinSPAN™ library of ~500,000 km of basin-wide, deep, geologically-driven 2D multi-client seismic data

IMAGING SERVICES

One of the most technologically advanced seismic data processing & imaging teams in the industry

E&P ADVISORS

Extensive global experience to deliver full-value-chain commercial and technical solutions to the oil & gas industry worldwide

Ocean Bottom Services

FULL-SCOPE OBS SERVICES

Survey planning & design, data acquisition through OceanGeo, and imaging and interpretation deliver superior OBS data to help oil & gas companies gain insights for reservoir development decisions

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New Financial Reporting Segments - Q2 & 1H 16

The following segment disclosures for the 2nd Quarter of 2016 are provided for illustrative purposes only. They present the Company's performance under the Company's new financial reporting segments, which will not be implemented until the 3rd Quarter of 2016. These 2nd Quarter segment disclosures are based on information available to management as of today and are subject to change. The Company's management will finalize the realignment of its business segments, including the recasting 2015 segment results, in the 3rd Quarter of 2016.

	Old Segments	
	Q2 2016	YTD 2016
Net revenues:		
Solutions:		
New Venture	$ 4,579	$ 7,885
Data Library	6,275	10,547
Data Processing	7,764	13,204
Total	18,618	31,636
Systems	6,626	11,985
Software	4,475	8,763
Ocean Bottom Services	6,433	6,433
Total	**$ 36,152**	**$ 58,817**
Gross profit:		
Solutions	$ (3,533)	$ (13,306)
Systems[1]	1,358	2,721
Software	2,761	5,287
Ocean Bottom Services[1]	4,267	1,221
Total	**$ 4,853**	**$ (4,077)**
Income (loss) from operations:		
Solutions	$ (8,649)	$ (24,126)
Systems[1]	(1,843)	(4,352)
Software	899	1,895
Ocean Bottom Services[1]	2,884	(1,330)
Corporate and Other	(9,879)	(18,804)
Total	**$ (16,588)**	**$ (46,717)**

	New Segments	
	Q2 2016	YTD 2016
Net revenues:		
E&P Technology & Services:		
New Venture	$ 4,579	$ 7,885
Data Library	6,275	10,547
Data Processing	7,764	13,204
Total	18,618	31,636
E&P Operations Optimization:		
Devices	6,626	11,985
Software	4,475	8,763
Total	11,101	20,748
Ocean Bottom Services	6,433	6,433
Total	**$ 36,152**	**$ 58,817**
Gross profit:		
E&P Technology & Services	$ (3,533)	$ (13,306)
E&P Operations Optimization[1]	4,948	9,781
Ocean Bottom Services[1]	3,438	(552)
Total	**$ 4,853**	**$ (4,077)**
Income (loss) from operations:		
E&P Technology & Services	$ (8,649)	$ (24,126)
E&P Operations Optimization[1]	1,580	3,480
Ocean Bottom Services[1]	360	(7,267)
Support and Other	(9,879)	(18,804)
Total	**$ (16,588)**	**$ (46,717)**

[1] reflects the recasting of manufacturing, engineering, research and development of ocean bottom systems from Systems (now part of E&P Operations Optimization), down to Ocean Bottom Services. Q2 and YTD operating income impact of $2.5m and $5.9m, respectively.

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New Financial Reporting Segments - Q2 & IH 15

The following segment disclosures for the 2nd Quarter of 2015 are provided for illustrative purposes only. They present the Company's performance under the Company's new financial reporting segments, which will not be implemented until the 3rd Quarter of 2016. These 2nd Quarter segment disclosures are based on information available to management as of today and are subject to change. The Company's management will finalize the realignment of its business segments, including the recasting 2015 segment results, in the 3rd Quarter of 2016.

	Old Segments	
	Q2 2015	YTD 2015
Net revenues:		
Solutions:		
New Venture	$ 3,636	$ 8,665
Data Library	7,509	9,646
Data Processing	11,205	23,038
Total	22,350	41,349
Systems	7,674	20,443
Software	6,771	15,581
Ocean Bottom Services	-	-
Total	**$ 36,795**	**$ 77,373**
Gross profit:		
Solutions	$ (7,856)	$ (18,248)
Systems(1)	1,500	6,059
Software	4,208	9,798
Ocean Bottom Services(1)	(7,987)	(23,532)
Total	**$ (10,135)**	**$ (25,923)**
Income (loss) from operations:		
Solutions	$ (19,756)	$ (41,534)
Systems(1)	(2,379)	(1,365)
Software	2,095	5,430
Ocean Bottom Services(1)	(10,008)	(27,567)
Corporate and Other	(10,641)	(22,342)
Total	**$ (40,689)**	**$ (87,378)**

	New Segments	
	Q2 2015	YTD 2015
Net revenues:		
E&P Technology & Services:		
New Venture	$ 3,636	$ 8,665
Data Library	7,509	9,646
Data Processing	11,205	23,038
Total	22,350	41,349
E&P Operations Optimization:		
Devices	7,674	20,443
Software	6,771	15,581
Total	14,445	36,024
Ocean Bottom Services	-	-
Total	**$ 36,795**	**$ 77,373**
Gross profit:		
E&P Technology & Services	$ (7,856)	$ (18,248)
E&P Operations Optimization(1)	7,084	18,932
Ocean Bottom Services(1)	(9,363)	(26,607)
Total	**$ (10,135)**	**$ (25,923)**
Income (loss) from operations:		
E&P Technology & Services	$ (18,583)	$ (39,043)
E&P Operations Optimization(1)	3,351	11,870
Ocean Bottom Services(1)	(13,940)	(36,170)
Support and Other	(11,517)	(24,035)
Total	**$ (40,689)**	**$ (87,378)**

(1) reflects the recasting of manufacturing, engineering, research and development of ocean bottom systems from Systems (now part of E&P Operations Optimization), down to Ocean Bottom Services. Q2 and YTD operating income impact of \$3.9m and \$8.6m, respectively.

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